                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 August 10, 2001


                           Rhythms NetConnections Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              333-59393                              33-0747515
     (Commission File Number)             (IRS Employee Identification No.)


9100 East Mineral Circle, Englewood, Colorado                           80112
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (303) 876-6500


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. REDUCTION IN WORKFORCE.

     On August 10, 2001, Rhythms NetConnections Inc. (the Company) issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that (1) on Thursday, August 9, 2001, the Company sent 31-day service termination notices to all of its customers and (2) on Friday, August 10, 2001, the Company is reducing its workforce by approximately 700 employees, or approximately 75 percent of its total workforce.

Item 7. EXHIBITS.

     99.1 Press release issued Friday, August 10, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rhythms NetConnections Inc.
                                              (Registrant)


Date: August 10, 2001                   /s/ J. W. Braukman, III
                                        ------------------------------
                                        By:    J. W. Braukman, III
                                        Title: Chief Financial Officer